                                                                   EXHIBIT 10.04

                             AMENDED AND RESTATED
                              INDEMNITY AGREEMENT
                              -------------------

     This Agreement, made by and among Roper Industries, Inc., a Delaware
corporation (the "Company"), and [              ],the undersigned
[officer/director] of the Company (referred to herein individually as an "Indemnitee").

                                   RECITALS

     A. The Company and the Indemnitee recognize that the present state of the law is too uncertain to provide the directors and officers with adequate and reliable advance knowledge or guidance with respect to the legal risks and potential liabilities to which they may become personally exposed as a result of performing their duties for the Company;

     B. The Company believes that the interest of the Company's stockholders would be best served by contracts with its officers and directors to indemnify them to the fullest extent permitted by law (as in effect on the date hereof or, to the extent any amendment may expand such permitted indemnification, as hereafter in effect) against personal liability for actions taken in the performance of their duties to the Company;

     C. The Board of Directors of the Company has concluded that, to retain and attract talented and experienced individuals to serve as directors and officers of the Company and to encourage such individuals to take the business risks necessary for the success of the Company, it is necessary for the Company to indemnify contractually its directors and officers and to assume for itself liability for such expenses and damages in connection with claims against such directors and officers, in connection with their service to the Company, and has further concluded that the failure to provide such contractual indemnification could result in great harm to the Company and its stockholders;

     D. The Company desires and has requested the Indemnitee to serve or continue to serve as a director of the Company, free from undue concern for the risks and potential liabilities associated with such services to the Company; and

     E. The Company and its directors and officers entered into an indemnification agreement effective as of December 18, 1991 (the "1991 Agreement"), a form of which is attached hereto, which the Board of Directors and those continuing directors and officers party to the 1991 Agreement have concluded in their respective best interests should be amended and restated to reflect developments in applicable law;

     F. The Indemnitee is willing to serve, or continued to serve, the Company, provided, and on the expressed condition, that he is furnished with the indemnification provided for in this Agreement.

                                   AGREEMENT


     NOW, THEREFORE, the Company and Indemnitee agree as follows:

     1.   Grant of Indemnification.  Subject only to the exclusions set forth in
          ------------------------
Section 2 hereof, the Company hereby agrees to hold harmless and indemnify
Indemnitee:

          (a) Against any and all expenses (including attorneys' fees and disbursements), judgments, fines (including excise taxes assessed with respect to any Employee Benefit Plan) and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with any Proceeding (as hereinafter defined) to which the Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, or in which the Indemnitee becomes involved, by reason of the fact that the Indemnitee is, was or at any time becomes a director, officer, employee or agent of the Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

          (b)  Otherwise to the fullest extent permitted under the provisions of
     Section 145 of the General Corporation Law of the State of Delaware or any provision of the Company's certificate of incorporation or bylaws; provided, however, that the Company shall not be obligated, under this
     Section 1, to pay any expenses, judgments, fines or amounts paid in settlement, or any other expenses:

               (i)  if such payment is prohibited by applicable law, or

               (ii) in connection with any Proceeding initiated by the Indemnitee without authorization from the Company, except for (a) a Proceeding initiated by Indemnitee to enforce Indemnitee's rights to indemnification or advancement of expenses hereunder (b) an appeal by Indemnitee from a Proceeding that was not initiated by Indemnitee, and
          (c) a Proceeding initiated by Indemnitee, in his or her capacity as a director of the Company, to contest the legality of any actions that resulted (or allegedly resulted) in the removal or failure to elect such Indemnitee and a majority of the incumbent directors (or their nominees as directors).

          (c) For purposes of this Agreement, a "Proceeding" shall mean any, threatened, pending or completed investigation, action, suit, arbitration or other proceeding (including any appeals therefrom), whether civil, criminal, administrative or investigative in nature, whether before a court or arbitrator, or before or involving a governmental, administrative or private entity (including but not limited to an investigation, action, suit, arbitration or other proceeding initiated by or on behalf of the Company, an affiliate of the Company, or the Board of Directors or other fiduciaries of any thereof).

     2.   Exclusions.  The Company shall not be liable under this Agreement to
          ----------
make any payment in connection with any Proceeding against the Indemnitee;

          (a)  (i)    in connection with any Proceeding against the Indemnitee
          for which payment is actually made to or on behalf of the Indemnitee under a valid and collectible insurance policy, except in respect to any deductible amount or excess liability beyond the amount of payment under such insurance;

               (ii) for which payment is actually made to the Indemnitee by the Company with respect to indemnification of the Indemnitee by the Company otherwise than pursuant to this Agreement;

               (iii) for an accounting of profits made by the Indemnitee from the Indemnitee's purchase or sale of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law; or

          (b)  which payment is not permitted by applicable law.

     3.   Notice.     The Indemnitee shall give to the Company notice in
          ------
writing as soon as practicable of any Proceeding for which indemnity will or could be sought under this Agreement; provided, however, that any delay in so
                                      --------  -------
notifying the Company shall not constitute a waiver by Indemnitee of Indemnitees rights hereunder. Notice to the Company shall be directed to the Company's main offices, 160 Ben Burton Road, Bogart, Georgia 30622, Attention: Board of Directors (or such other address as the Company shall designate in writing to the Indemnitee); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked.

     4.   Expenses and Conduct of Proceedinqs.
          -----------------------------------

          (a) Unless prohibited by applicable law, the Company shall promptly pay in advance of the final disposition of any Proceeding all expenses (including attorneys' fees and disbursements) incurred by the Indemnitee in connection with such Proceeding; provided, however, that if applicable law
                                      --------  -------
     shall require an undertaking by or on behalf of the Indemnitee to repay such expenses if it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company, then any such undertaking shall be unsecured and shall be accepted without reference to financial ability to make repayment.

          (b) With respect to any Proceeding as to which the Indemnitee notifies the Company hereunder of the commencement thereof:

               (i) The Company will be entitled to participate therein at its own expense; and
               (ii) Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the legal representation thereof, with counsel satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election so to assume legal representation, the Company will not be liable to the Indemnitee under this Agreement for any legal or other expenses subsequently incurred by the Indemnitee in connection with legal representation other than reasonable costs of investigation or as otherwise provided below. The Indemnitee shall have the right to employ counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of legal representation shall be at the expense of the Indemnitee unless (A) the employment of counsel by the Indemnitee has been authorized by the Company, (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of such action or (C) the Company shall not in fact have employed counsel to assume legal representation in such Proceeding within a reasonable period of time after notice of the claim is given to the Company by the Indemnitee, in which case the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the conduct of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee shall have made the conclusion in (B) above.

          (c) The Company shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding affected without its written consent. The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent. Neither the Company nor the Indemnitee will unreasonably withhold their consent to any proposed settlement.

     5.   Determination of Entitlement to Indemnification.  No determination of
          -----------------------------------------------
the Indemnitee's entitlement to indemnification in the specific case shall be made unless required by applicable law; provided however, that if and only if a
                                        --------
determination of the Indemnitee entitlement to indemnification in the specific case is required by applicable law, then any such determination shall be made in the following manner:

          (a) If the Indemnitee shall so request, or if the Board of Directors shall so resolve by a majority vote of directors who are not parties to the subject Proceeding, even though less than a quorum, such determination shall be made by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee.

               (i) The Independent Counsel shall be selected by a majority vote of the Board of Directors from a list of at least two separate Independent Counsel provided by Indemnitee. Within seven (7) days after receipt of such list, the Company shall either advise Indemnitee of the Independent Counsel so selected or deliver a written objection to such list of Independent Counsel. Such objection may be asserted only on the ground that the Independent Counsel identified in the list do not meet the requirements of "Independent Counsel" as defined herein, and the objection shall set forth with particularity the factual basis of such assertion. The Indemnitee may then give the Company a list identifying two alternative separate Independent Counsel, and the procedure for selecting or objecting to such Independent Counsel set forth above shall again be followed.

               (ii) For purposes of this Agreement, "Independent Counsel", shall mean a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither currently is, nor in the past five (5) years has been, retained to represent (A) the Company, any affiliate of the Company, or Indemnitee in any matter material to either such party, or (B) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

               (iii) The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with action pursuant to this Agreement, and the Company shall pay all reasonable fees and expenses incident to the selection procedure described herein. Upon the commencement of any judicial proceeding or arbitration pursuant to Section 6 of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing.)

          (b) Absent a request by Indemnitee or a resolution by the Board of Directors pursuant to Section 5(a) of this Agreement for a determination by Independent Counsel, any determination required by law may be made (i) by the Board of Directors acting by a majority vote of the directors who are not parties to the subject Proceeding, even though less than a quorum, or
     (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) by the stockholders of the Company.

          (c) The Indemnitee shall cooperate with the person, persons, or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys, fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnities and agrees to hold Indemnitee harmless therefrom.

          (d)  If the person, persons or entity empowered or selected under
     Section 5(a) or 5(b) of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within ninety (90) days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent a prohibition of such indemnification by applicable law.

     6.   Remedies of Indemnitee.
          ----------------------

          (a)  In the event that:

               (i) a determination is made pursuant to Section 5 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement;

               (ii)   advancement of expenses is not timely made pursuant to
          Section 4 of this agreement;

               (iii) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 5(a) of this Agreement and such determination shall not have been made and delivered in a written opinion within ninety (90) days after receipt by the Company of the request for indemnification, or

               (iv) payment of indemnification is not made pursuant to Section 1 of this Agreement within ninety (90) days after receipt by the Company of a written request therefor, or

               (v) payment of indemnification is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 5 of this Agreement,

     Indemnitee shall be entitled to an adjudication in any court of competent jurisdiction of his entitlement to such indemnification or advancement of expenses. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration.

          (b) In the event that a determination shall have been made pursuant to Section 5 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 6 shall be conducted in all respects as a de novo trial, or
                                                               -- ----
     arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 6, the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of expenses, as the case may be.

          (c) If a determination shall have been made or deemed to have been made pursuant to Section 5 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 6.

          (d) The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 6 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

          (e) To the extent permitted by then applicable law, in the event that Indemnitee, pursuant to this Section 6, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, if successful in whole or part, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (including attorneys' fees and disbursements) actually and reasonably incurred by him in such judicial adjudication or arbitration.

     7.   Presumptions and Effect of Proceedings.  The termination of any
          --------------------------------------
Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendre or its equivalent,
                                            --------------
shall not of itself create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

     8.   Subrogation.  In the event of payment under this Agreement, the
          -----------
Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

     9.   Counterparts.  This Agreement may be executed in counterparts, all of
          ------------
which taken together shall constitute one instrument.

     10.  Non-exclusivity.  Nothing herein shall be deemed to diminish or
          ---------------
otherwise restrict the Indemnitee's right to indemnification under any provision of the Certificate of incorporation or By-Laws of the Company.

     11.  Governance Law.  This Agreement shall be governed by and construed in
          --------------
accordance with Delaware law. To the extent permitted by applicable law, the parties hereby waive any provisions of law which render any provision of this Agreement unenforceable in any respect.

     12.  Severability.  The provisions of this Agreement are severable, and if
          ------------
any clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision to the extent that such clause or provision is valid or enforceable, and shall not in any manner affect any other clause or provision of this Agreement.

     13.  Successors and Assigns.   This Agreement shall be binding upon all
          ----------------------
successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the heirs, personal representatives and estate of each Indemnitee.

     14.  Continuation of Obligations.  All agreements and obligations of the
          ---------------------------
Company contained herein shall be effective with respect to the Indemnitee as of the date that Indemnitee first became a director, officer, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise), as if entered into by and between the Company and such Indemnitee on that date, and shall continue in effect thereafter so long as the Indemnitee shall be subject to any possible Proceeding by reason of the fact that the Indemnitee was a director or officer of the Company or serving in any other capacity referred to herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the 13th day of August, 1999.


                              ROPER INDUSTRIES, INC.:



Dated:  August 20, 1999       By:____________________________________
                                  Derrick N. Key, President,


                              INDEMNITEE:



Dated:  August 20, 1999       By:____________________________________
                                  [              ], Director